SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) dated as of the 5th day of April, 2004, by and between BRIAZZ, INC., a Washington corporation (the “Company”) and Weisburg Limited (the “Purchaser”). Company and Purchaser are sometimes referred to herein as the “Parties.”

     WHEREAS, the Company desires to sell and the Purchaser desires to purchase a promissory note in the principal amount of $100,000 in substantially the form attached hereto as Exhibit A (the “Note”) and associated warrant exercisable for 128,122 shares of common stock in substantially the form attached as Exhibit B (the “Warrant” and, collectively with the Note, the “Securities”).

     NOW, THEREFORE, in consideration of the covenants, agreements, warranties and payments herein set forth, the Parties hereto do hereby agree as follows:

     1. Agreement of Sale; Purchase Price. Effective as of the date of this Agreement (the “Effective Date”), and subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from Company, and the Company agrees to sell to Purchaser the Securities for the aggregate purchase price of One Hundred Thousand (US$100,000) (the “Purchase Price”). Payment of the Purchase Price shall be made concurrent herewith by check or wire transfer to an account as designated by Company, the receipt of which is acknowledged.

     2. Delivery of Securities. As soon as practical after the Effective Date, Company shall cause to be deliver to Purchaser, at Purchaser’s address set forth on the signature page below or at any other location as the Purchaser may designate, the Securities.

     3. Rights of Purchaser. The Company shall use its best efforts to obtain the consent of Laurus Master Fund Ltd., Briazz Venture LLC, Flying Food Group LLC, Spinnaker Investment Partners, L.P., Lionheart Holdings, Inc., Dorsey & Whitney LLP and Delafield Hambrecht, Inc. to add the Purchaser and the Securities to the Amended and Restated Securities Purchase Agreement dated January 15, 2004, Intercreditor Agreement dated August 1, 2003, the Security Agreement dated August 1, 2003 and the Registration Rights Agreement dated August 1, 2003, all as they may from time to time be amended and ensure that the Purchaser shall be entitled to all rights and preferences under such agreements with respect to the Securities.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants that:

          (a) Company has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement except as set forth in Section 3;

          (b) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Company is required in connection with the valid execution and delivery of this Agreement, or the offer or sale of the Securities or the consummation of any other transaction contemplated hereby;

          (c) The execution, delivery and performance of and compliance with this Agreement, and the sale of the Securities to Purchaser will not result in any material violation of, or conflict with, or constitute a material default under any agreement to which Company is a party except as set forth in Section 3;

          (d) The Company has made offers to transfer the Securities only to the Purchaser, whom the Company had a reasonable basis to believe is an “accredited investor” as such term is defined in Rule 501 promulgated under the United States Securities Act of 1933, as amended (the “Act”); and

          (e) Company has not offered the Securities in any manner involving any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and Company has not engaged in any activities that would constitute a “public offering” within the meaning of the Act.

     5. Representations and Warranties of Purchaser. Purchaser represents and warrants that:

          (a) Purchaser has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (b) Purchaser is purchasing the Securities, and any securities issued upon conversion of the Securities, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities, and any securities issued upon conversion of the Securities, to the public in violation of applicable federal and state securities laws. Other than this Agreement, no contractual arrangement with respect to the sale of the Securities, oral or written, exists or will exist between the Company and Purchaser, the Company or any other person with respect to the sale of the Securities;

          (c) Purchaser has had access to adequate information concerning the Company, its business, financial condition, results of operations and prospects, sufficient to make an informed decision concerning the sale of the Securities;

          (d) Purchaser acknowledges that the Securities, or any securities issuable thereunder, have not been registered under the Act, and agrees to transfer the Securities, and any securities issued upon conversion of the Securities, only in a transaction that complies with the registration provisions of the Act or an exemption therefrom;

          (e) Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale of the Securities and is able to bear the economic risks of such investment;

          (f) Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Act;

          (g) Purchaser acknowledges that he is not accepting delivery of the Securities as a result of any general solicitation or general advertising;

          (h) Purchaser agrees that if he decides to offer, sell or otherwise transfer the Securities, or any securities issued upon conversion of the Securities, Purchaser will not offer, sell or otherwise transfer the Securities, or any securities issued upon conversion of the Securities, directly or indirectly, unless (A) the sale is to the Company, (B) the sale is outside the United States in accordance with Rule 904 of Regulation S under the Act, if applicable, or (C) the sale is made inside the United States (i) pursuant to an effective registration statement under the Act, (ii) pursuant to an exemption from registration under the Act provided by Rule 144 thereunder, if applicable, and in compliance with applicable state securities laws or (iii) in a transaction that does not require registration under the Act or any applicable state laws governing the offer and sale of securities, and Purchaser has furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to that effect;

          (i) Purchaser understands and acknowledges that until such time as the same is no longer required under applicable requirements of the Act or applicable state laws, the Securities and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend containing substantially the restrictions described in Section 4(h); and

          (j) Purchaser consents to the Company making a notation on its record or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein.

     6. Covenants of Company. Company hereby covenants and agrees that Company shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be carried out.

     7. Covenants of Purchaser. Purchaser hereby covenants and agrees that Purchaser shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be carried out.

     8. Finder’s Fees.

          (a) Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Company, or any of its affiliates or agents, are responsible.

          (b) Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and hold harmless Company from any liability for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its affiliates or agents, are responsible.

     9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of a signed counterpart by telephone facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

     10. Governing Law; Survival of Rights; Severability. This Agreement shall be governed by the laws of the State of New York without giving effect to principles of conflicts of laws, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the Parties hereto; provided, however, that Purchaser may not assign or delegate any of its rights or obligations hereunder without the express written consent of Company. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     11. Entire Agreement. This Agreement and the Securities constitute the entire agreement among the Parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby cancelled. This Agreement may not be modified or amended without the express written consent of the Parties hereto.

     12. Captions; Pronouns. The paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     13. No Waiver. The failure of any party to seek redress for violation, or to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

     14. Further Assurances. The Parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

COMPANY:

BRIAZZ, INC.

By:

Victor D. Alhadeff, Chief Executive Officer
PURCHASER:

Weisburg Limited

By: __________________________
Print Name: ____________________
Print Title: _____________________

Address: ______________________
______________________
______________________

Exhibit A

Exhibit B